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                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                             (Alexandria Division)

IN RE:

IMARK TECHNOLOGIES, INC.,                   Case No. 98-17963-SSM
                                            (Chapter 11)
DEBTOR

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              ORDER CONDITIONALLY APPROVING DISCLOSURE STATEMENT,
           FIXING TIME FOR FILING ACCEPTANCES OR REJECTIONS OF PLAN,
             FIXING TIME FOR FILING OF PROOFS OF CLAIM OR INTEREST,
           FIXING TIME FOR FILING OBJECTIONS TO DISCLOSURE STATEMENT,
             FIXING DATE FOR HEARING ON FINAL APPROVAL OF DISCLOSURE
             STATEMENT, AND FIXING DATE FOR HEARING ON CONFIRMATION
                          COMBINED WITH NOTICE THEREOF

         An amended disclosure statement under Chapter 11 of the Bankruptcy Code having been filed by IMARK Technologies, Inc. ("IMARK" or "Debtor") on January 14, 1999 ("Disclosure Statement") referring to an amended plan under Chapter 11 of the Code filed by the Debtor on January 14, 1999 ("Plan"); and the Debtor having filed an Election to be Considered Small Business in Chapter 11 Reorganization; and the Debtor having filed an Application for Conditional Approval of the Disclosure Statement Pursuant to Federal Rule of Bankruptcy Procedure ("Bankruptcy Rule") 3017.1(a), the Court having conditionally approved the Disclosure Statement as containing adequate information pursuant to Bankruptcy Rule 1125(f)(1):

         IT IS, on this 14th day of January, 1999, ORDERED and notice is hereby given, that:




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STEPHEN E. LEACH, (VA Bar No. 20601)
JONATHAN W. LIPSHIE, (VA Bar No. 31826)
TUCKER, FLYER & LEWIS, P.C.
1615 L Street, N.W., Suite 400
Washington, D.C. 20036
(202) 429-7112
Counsel for Debtor




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         1. The Disclosure Statement is conditionally approved subject to final approval after notice and a hearing February 23, 1999 at 2:00 p.m. is fixed as the date for a hearing for final approval of the Disclosure Statement if timely objections are filed. Unless a written response objecting to the adequacy of the Disclosure Statement is filed with the Clerk of the Court and served on counsel for the Debtor within five (5) business days before the scheduled hearing date, the Court may deem any opposition to the adequacy of the Disclosure Statement as waived, treat the adequacy of the Disclosure Statement as conceded, and issue an order approving the Disclosure Statement without further notice. If no objections to the adequacy of the Disclosure Statement are filed and served, the Court shall enter an Order approving the adequacy of the Disclosure Statement at the confirmation hearing.

         2. February 16, 1999 is fixed as the last day for filing written acceptances or rejections of the Plan (ballots) referred to above.

         3. February 23, 1999 at 2.00 p.m. is fixed as the date and time for the hearing on confirmation of the Plan. February 16, 1999 is fixed as the last day for filing and serving written objections to confirmation of the Plan and unless a written response objecting to Plan and supporting memorandum are filed with tho Clerk of the Court and served on counsel for the Debtor, the Court may deem any opposition as waived, treat the request for confirmation of the Plan as conceded, and issue an order confirming the Plan referred to herein without further notice or hearing.

         4. By Order entered by the Bankruptcy Court, the last date to file proofs of claim or interest in the Debtor's Chapter 11 bankruptcy case has been shortened from March 2, 1999 to February 16, 1999. All proofs of claim must be filed on or before February 16, 1999. This Order amends and supersedes any prior notices or orders setting the last date to file proofs of claim or interest in the Debtor's Chapter 11 bankruptcy case, including the notice issued by the Clerk of the Bankruptcy Court setting the last date to file proofs of claim or interest as March 2, 1999.

                                      -2-

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         5. Within 2 days after the entry of this order, copies of this order, the conditionally approved Disclosure Statement and Plan, together with a ballot in the form annexed hereto, shall be mailed by the Debtor to all creditors, all record shareholders, any other party which has filed a notice of appearance and request for service of papers, the NASDAQ Stock Market, Inc., the Securities Exchange Commission and shall be transmitted to the United States Trustee, as provided by Fed. R. Bankr. P.3017(d).

         6. Service of copies of this order, the conditionally approved Disclosure Statement and Plan, and ballot on all record shareholders and filing a Form 8-k, including the conditionally approved Disclosure Statement and Plan as exhibits thereto, with the SEC is deemed sufficient notice to all beneficial shareholders pursuant to Federal Rule of Bankruptcy Procedure 3017(e) and 11 U.S.C. section 1125.


                                        /s/ Stephen S. Mitchell
                                        -----------------------------
                                        Honorable Stephen S. Mitchell
                                        United States Bankruptcy Judge


TUCKER, FLYER & LEWIS, P.C.

    /s/ Jonathan W. Lipshie
By: -----------------------------
    STEPHEN E. LEACH, (VA Bar No. 20601)
    JONATHAN W. LIPSHIE, (VA Bar No. 31826)
    1615 L Street, N.W., Suite 400
    Washington, D.C. 20036
    (202) 429-7112

    Counsel to Imark Technologies, Inc.